                                                                    EXHIBIT 99.1

CASE NAME:    KEVCO, INC.                                          ACCRUAL BASIS

CASE NUMBER:  401-40783-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                               EXECUTIVE VICE PRESIDENT AND
/s/ JOSEPH P. TOMCZAK                            CHIEF FINANCIAL OFFICER
----------------------------------------      ------------------------------
Original Signature of Responsible Party                    Title


JOSEPH P. TOMCZAK                                    APRIL 27, 2001
----------------------------------------      ------------------------------
Printed Name of Responsible Party                          Date


PREPARER:



/s/ DENNIS S. FAULKNER                             ACCOUNTANT FOR DEBTOR
----------------------------------------      ------------------------------
Original Signature of Preparer                             Title


DENNIS S. FAULKNER                                   APRIL 27, 2001
----------------------------------------      ------------------------------
Printed Name of Preparer                                   Date

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 1

CASE NUMBER:  401-40783-BJH-11

COMPARATIVE BALANCE SHEET


                                                                   SCHEDULED          MONTH              MONTH
ASSETS                                                               AMOUNT           FEB-01             MAR-01        MONTH
------                                                             ---------          ------             ------        -----

1.    Unrestricted Cash (FOOTNOTE)                                     1,000             1,000              1,000
2.    Restricted Cash
3.    Total Cash                                                       1,000             1,000              1,000
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                            459,000         2,711,781          2,337,787
9.    Total Current Assets                                           460,000         2,712,781          2,338,787
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment
13.   Due From Insiders
14.   Other Assets -- Net of Amortization (Attach List)            4,790,071         7,213,783          7,134,011
15.   Other (Attach List)                                        613,299,110       308,668,443        310,687,331
16.   Total Assets                                               618,549,181       318,595,007        320,160,129

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                           14,750,196         15,846,661
23.   Total Post Petition Liabilities                                               14,750,196         15,846,661

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                                     75,885,064        63,113,388         63,727,233
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                                        136,505,780       141,833,049        141,833,049
28.   Total Pre Petition Liabilities                             212,390,844       204,946,437        205,560,282
29.   Total Liabilities                                          212,390,844       219,696,633        221,406,943

EQUITY

30.   Pre Petition Owners' Equity                                                  406,158,337        406,158,337
31.   Post Petition Cumulative Profit Or (Loss)                                      2,236,171          2,090,983
32.   Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                    (309,496,134)      (309,496,134)
33.   Total Equity                                                                  98,898,374         98,753,186
34.   Total Liabilities and Equity                                                 318,595,007        320,160,129


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                 ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                          SCHEDULED              MONTH             MONTH
ASSETS                                                      AMOUNT               FEB-01            MAR-01            MONTH
------                                                    ---------              ------            ------            -----

A.     Prepaid Escrowed Retention Pmts.                      459,000             253,000          253,000
B.     Federal Income Tax Asset (FOOTNOTE)                                       294,000
C.     Other Taxes Receivable                                                    165,677           85,683
D.     Receivable from Adorn (FOOTNOTE)                                        1,999,104        1,999,104
E.

TOTAL OTHER ASSETS -- LINE 8                                 459,000           2,711,781        2,337,787

A.     Capitalized loan costs                              4,790,071           4,710,298        4,630,526
B.     Investment in Subsidiaries                                              2,503,485        2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -- LINE 14          4,790,071           7,213,783        7,134,011

A.     Intercompany Receivables (FOOTNOTE)               306,649,555
B.     Interco. Promissory Note (FOOTNOTE)               235,981,314         235,981,314      235,981,314
C.     Interco. Royalties (FOOTNOTE)                      70,668,241          72,687,129       74,706,017
D.
E.

TOTAL OTHER ASSETS -- LINE 15                            613,299,110         308,668,443      310,687,331

POST PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                                           13,774,763       13,698,642
B.     Accrued Interest on Notes/Bonds                                           975,433        2,148,019
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES -- LINE 22                              14,750,196       15,846,661

PRE PETITION LIABILITIES

A.     Interco. Liabilities (FOOTNOTE)                     8,005,780           8,005,780        8,005,780
B.     10 3/8% Sr. Sub. Notes                            105,000,000         105,000,000      105,000,000
C.     Senior Sub. Exchangeable Notes                     23,500,000          23,500,000       23,500,000
D.     Accrued Interest on Notes/Bonds                                         5,327,269        5,327,269
E.

TOTAL OTHER PRE PETITION LIABILITIES -- LINE 27          136,505,780         141,833,049      141,833,049

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 2

CASE NUMBER:  401-40783-BJH-11


INCOME STATEMENT

                                                        MONTH              MONTH                              QUARTER
REVENUES                                                FEB-01             MAR-01           MONTH              TOTAL
--------                                                ------             ------           -----             -------

1.   Gross Revenues
2.   Less: Returns & Discounts
3.   Net Revenue

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold
8.   Gross Profit

OPERATING EXPENSES

9.   Officer/Insider Compensation
10.  Selling & Marketing
11.  General & Administrative
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses
15.  Income Before Non-Operating
     Income & Expense

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                   4,037,776          2,018,888                        6,056,664
17.  Non-Operating Expense (Att List)                                       294,000                          294,000
18.  Interest Expense                                  1,801,605          1,870,076                        3,671,681
19.  Depreciation/Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                       2,236,171           (145,188)                       2,090,983

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                                 2,236,171           (145,188)                       2,090,983

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                 ACCRUAL BASIS - 2


INCOME STATEMENT

                                                             MONTH              MONTH                                QUARTER
OPERATING EXPENSES                                           FEB-01             MAR-01             MONTH              TOTAL
------------------                                           ------             ------             -----             -------

A.
B.
C.
D.
E.

TOTAL OTHER OPERATING EXPENSES -- LINE 13

OTHER INCOME & EXPENSES

A.    Interco. Interest Income (FOOTNOTE)                   4,037,776          2,018,888                           6,056,664
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME -- LINE 16                       4,037,776          2,018,888                           6,056,664

A.   Federal Income Tax (Footnote)                                               294,000                             294,000
B.
C.
D.
E.

TOTAL NON-OPERATING EXPENSE -- LINE 17                                           294,000                             294,000


REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES -- LINE 25

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 3

CASE NUMBER:  401-40783-BJH-11

CASH RECEIPTS AND                                  MONTH             MONTH                          QUARTER
DISBURSEMENTS                                      FEB-01            MAR-01           MONTH          TOTAL
-----------------                                  ------            ------           -----         --------
1.  Cash - Beginning Of Month                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                ACCRUAL BASIS - 3

                                                                   MARCH-01
                                                              -----------------

                                                    KEVCO        KEVCO      KEVCO         KEVCO      KEVCO    KEVCO
                                                   DIST LP      MFG.LP       MGMT        HOLDING  COMPONENTS   INC      TOTAL
                                                   -------      ------      -----        -------  ----------  -----     -----


 1   CASH-BEGINNING OF MONTH                          41,529     (55,996)  17,746,282       232         134   1,000   17,733,181

   RECEIPTS FROM OPERATIONS

 2   CASH SALES                                      274,302          --                                                 274,302

   COLLECTION OF ACCOUNTS RECEIVABLE

 3   PRE PETITION                                  1,120,290     367,383                                               1,487,673
 4   POST PETITION                                15,181,617   6,014,122                                              21,195,739
 5   TOTAL OPERATING RECEIPTS                     16,576,209   6,381,505           --        --          --      --   22,957,714

   NON OPERATING RECEIPTS

 6   LOANS & ADVANCES                                                 --                                                      --
 7   SALE OF ASSETS                                      286          --                                                     286
 8   OTHER                                                --          --           --        --       2,700      --        2,700
             SALE EXPENSE REIMBURSEMENT
             ADP ADVANCE
             MISC.                                                                                    2,700
             INTEREST INCOME

 9   TOTAL NON OPERATING RECEIPTS                        286          --           --        --       2,700      --        2,986

10   TOTAL RECEIPTS                               16,576,495   6,381,505           --        --       2,700      --   22,960,700

11   CASH AVAILABLE                               16,618,024   6,325,509   17,746,282       232       2,834   1,000   40,693,881

   OPERATING DISBURSEMENTS

12   NET PAYROLL                                   2,105,173   1,038,694       250,403                                 3,394,270
13   PAYROLL TAXES PAID                                               --     1,538,108      221         221            1,538,550
14   SALES, USE & OTHER TAXES PAID                       235       1,675                     50                            1,960
15   SECURED/RENTAL/LEASES                           327,171      99,127        97,670      500         500              524,968
16   UTILITIES                                       119,696     124,447       344,565       38          38              588,784
17   INSURANCE                                         5,770       1,447     1,241,403                                 1,248,620
18   INVENTORY PURCHASES                           3,246,839   2,943,026                                               6,189,865
19   VEHICLE EXPENSE                                  55,871      32,906                                                  88,777
20   TRAVEL                                           17,371      11,694           512                                    29,577
21   ENTERTAINMENT                                     7,156       1,384                                                   8,540
22   REPAIRS & MAINTENANCE                             9,451      32,333           470                                    42,254
23   SUPPLIES                                         10,799      58,576                                                  69,375
24   ADVERTISING                                                      --            --                                        --
25   OTHER                                           394,411     226,566       214,929      179         259      --      836,344
             FREIGHT                                 357,913     143,548                                                 501,461
             CONTRACT LABOR                            1,602       7,601        63,360                                    72,563
             401 K PAYMENTS                                           --       151,450                                   151,450
             PAYROLL TAX ADVANCE ADP                                                                                          --
             WAGE GARNISHMENTS                                                                                                --
             MISC.                                    34,896      75,417           119      179         259              110,870

26   TOTAL OPERATING DISBURSEMENTS                 6,299,943   4,571,875     3,688,060      988       1,018      --   14,561,884

   REORGANIZATION DISBURSEMENTS

27   PROFESSIONAL FEES                                                --                                                      --
28   US TRUSTEE FEES                                                  --                                                      --
29   OTHER                                        10,316,598   1,848,876   (12,155,474)  (5,766)     (4,234)     --           --
             LOAN PAYMENTS                                            --                                                      --
             INTERCOMPANY TRANSFERS               10,316,598   1,848,876   (12,155,474)  (5,766)     (4,234)                  --

30   TOTAL REORGANIZATION EXPENSE                 10,316,598   1,848,876   (12,155,474)  (5,766)     (4,234)     --           --

31   TOTAL DISBURSEMENTS                          16,616,541   6,420,751    (8,467,414)  (4,778)     (3,216)     --   14,561,884

32   NET CASH FLOW                                   (40,046)    (39,246)    8,467,414    4,778       5,916      --    8,398,816
                                                  ----------   ---------    ----------   ------      ------   -----   ----------

33   CASH-END OF MONTH                                 1,483     (95,242)   26,213,696    5,010       6,050   1,000   26,131,997
                                                  ==========   =========    ==========   ======      ======   =====   ==========

CASE NAME:    KEVCO, INC.                                     SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                              ACCRUAL BASIS - 3

                                                                 MARCH-01
                                                            -----------------

                                                     KEVCO         KEVCO      KEVCO       KEVCO        KEVCO      KEVCO
                                                    DIST LP       MFG.LP       MGMT      HOLDING     COMPONENTS    INC       TOTAL
                                                    -------       ------      -----      -------     ----------    ---       -----

  1     CASH-BEGINNING OF MONTH                        41,529     (55,996)  17,746,282      232           134    1,000   17,733,181

    RECEIPTS FROM OPERATIONS

  2     CASH SALES                                    274,302          --                                                   274,302

    COLLECTION OF ACCOUNTS RECEIVABLE

  3     PRE PETITION                                1,120,290     367,383                                                 1,487,673
  4     POST PETITION                              15,181,617   6,014,122                                                21,195,739
  5     TOTAL OPERATING RECEIPTS                   16,576,209   6,381,505           --       --            --       --   22,957,714

    NON OPERATING RECEIPTS

  6     LOANS & ADVANCES                                               --                                                        --
  7     SALE OF ASSETS                                    286          --                                                       286
  8     OTHER                                              --          --           --       --         2,700       --        2,700
                 SALE EXPENSE REIMBURSEMENT
                 ADP ADVANCE
                 MISC.                                                                                  2,700
                 INTEREST INCOME

  9     TOTAL NON OPERATING RECEIPTS                      286          --           --       --         2,700       --        2,986

 10     TOTAL RECEIPTS                             16,576,495   6,381,505           --       --         2,700       --   22,960,700

 11     CASH AVAILABLE                             16,618,024   6,325,509   17,746,282      232         2,834    1,000   40,693,881

    OPERATING DISBURSEMENTS

 12     NET PAYROLL                                 2,105,173   1,038,694      250,403                                    3,394,270
 13     PAYROLL TAXES PAID                                             --    1,538,108      221           221             1,538,550
 14     SALES, USE & OTHER TAXES PAID                     235       1,675                    50                               1,960
 15     SECURED/RENTAL/LEASES                         327,171      99,127       97,670      500           500               524,968
 16     UTILITIES                                     119,696     124,447      344,565       38            38               588,784
 17     INSURANCE                                       5,770       1,447    1,241,403                                    1,248,620
 18     INVENTORY PURCHASES                         3,246,839   2,943,026                                                 6,189,865
 19     VEHICLE EXPENSE                                55,871      32,906                                                    88,777
 20     TRAVEL                                         17,371      11,694          512                                       29,577
 21     ENTERTAINMENT                                   7,156       1,384                                                     8,540
 22     REPAIRS & MAINTENANCE                           9,451      32,333          470                                       42,254
 23     SUPPLIES                                       10,799      58,576                                                    69,375
 24     ADVERTISING                                                    --           --                                           --
 25     OTHER                                         394,411     226,566      214,929      179           259       --      836,344
                 FREIGHT                              357,913     143,548                                                   501,461
                 CONTRACT LABOR                         1,602       7,601       63,360                                       72,563
                 401 K PAYMENTS                                        --      151,450                                      151,450
                 PAYROLL TAX ADVANCE ADP                                                                                         --
                 WAGE GARNISHMENTS                                                                                               --
                 MISC.                                 34,896      75,417          119      179           259               110,870

 26     TOTAL OPERATING DISBURSEMENTS               6,299,943   4,571,875    3,688,060      988         1,018       --   14,561,884

    REORGANIZATION DISBURSEMENTS

 27     PROFESSIONAL FEES                                              --                                                        --
 28     US TRUSTEE FEES                                                --                                                        --
 29     OTHER: Intercompany Transfers              10,317,081   1,848,876  (12,155,957)  (5,766)       (4,234)      --           --
                 LOAN PAYMENTS                                         --                                                        --
                 INTERCOMPANY TRANSFERS            10,317,081   1,848,876  (12,155,957)  (5,766)       (4,234)                   --
                                                                                                                                 --

 30     TOTAL REORGANIZATION EXPENSE               10,317,081   1,848,876  (12,155,957)  (5,766)       (4,234)      --           --
 31     TOTAL DISBURSEMENTS                        16,617,024   6,420,751   (8,467,897)  (4,778)       (3,216)      --   14,561,884
 32     NET CASH FLOW                                 (40,529)    (39,246)   8,467,897    4,778         5,916       --    8,398,816
                                                   ----------   ---------   ----------   ------        ------    -----   ----------
 33     CASH-END OF MONTH                               1,000     (95,242)  26,214,179    5,010         6,050    1,000   26,131,997
                                                   ==========   =========   ==========   ======        ======    =====   ==========

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 4

CASE NUMBER:  401-40783-BJH-11

                                                    SCHEDULED              MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT                FEB-01                MAR-01                 MONTH
-------------------------                           ---------              ------                ------                 -----

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)


AGING OF POST PETITION                                   MONTH:    MARCH-01
TAXES AND PAYABLES                                             -----------------


                                               0 - 30         31 - 60            61 - 90           91 +
TAXES PAYABLE                                   DAYS           DAYS                DAYS            DAYS          TOTAL
-------------                                  ------         -------            -------           ----          -----

1.  Federal
2.  State
3.  Local
4.  Other (Attach List)
5.  Total Taxes Payable
6.  Accounts Payable


                                                            MONTH:   MARCH-01
STATUS OF POST PETITION TAXES                                     --------------


                                            BEGINNING TAX        AMOUNT WITHHELD                            ENDING TAX
FEDERAL                                       LIABILITY*         AND/OR ACCRUED         (AMOUNT PAID)       LIABILITY
-------                                     -------------        ---------------        -------------       ---------

1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local
16. Total Taxes

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 5

CASE NUMBER:  401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                            MONTH:  MARCH-01
                                                                  ------------


BANK RECONCILIATIONS                                        Account # 1        Account # 2       Other Accounts
--------------------                                        -----------        -----------       --------------

A.  BANK:                                                 Bank of America                        (Attach List)
B.  ACCOUNT NUMBER:                                         3750768521                                                TOTAL
C.  PURPOSE (TYPE):                                          Checking
1.  Balance Per Bank Statement                                  1,000                                                 1,000
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                                 1,000                                                 1,000
6.  Number of Last Check Written


INVESTMENT ACCOUNTS


                                                         DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                              PURCHASE      INSTRUMENT      PURCHASE PRICE      CURRENT VALUE
---------------------------                              --------      ----------      --------------      -------------

7.
8.
9.
10. (Attach List)
11. Total Investments

CASH

12. Currency On Hand
13. Total Cash - End of Month                                                                                     1,000

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11
                                                      MONTH:      MARCH-01
                                                             ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS


                                   TYPE OF         AMOUNT         TOTAL PAID
            NAME                   PAYMENT          PAID           TO DATE
            ----                   -------         ------         ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders


                                  PROFESSIONALS


                                DATE OF
                              COURT ORDER                                                      TOTAL
                              AUTHORIZING         AMOUNT        AMOUNT        TOTAL PAID      INCURRED
           NAME                 PAYMENT          APPROVED        PAID           TO DATE       & UNPAID *
           ----               -----------        --------       ------        ----------      ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals

* Include all fees incurred, both approved and unapproved

            POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS


                                             SCHEDULED      AMOUNTS       TOTAL
                                              MONTHLY        PAID         UNPAID
                                             PAYMENTS       DURING         POST
           NAME OF CREDITOR                     DUE          MONTH       PETITION
           ----------------                  ---------      ------       --------
1.   Bank of America (FOOTNOTE)                                        63,727,233
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                                             63,727,233

This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---     ---

     CASE NAME:    KEVCO, INC.                                 ACCRUAL BASIS - 7

     CASE NUMBER:  401-40783-BJH-11
                                                              MONTH:  MARCH-01
     QUESTIONNAIRE                                                  ------------


                                                                                                                YES       NO
                                                                                                                ---       --
1.      Have any Assets been sold or transferred outside the normal course of business this reporting period?              x
2.      Have any funds been disbursed from any account other than a debtor in possession account?                          x
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                  x
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                                     x
5.      Have any Post Petition Loans been received by the debtor from any party?                                           x
6.      Are any Post Petition Payroll Taxes past due?                                                                      x
7.      Are any Post Petition State or Federal Income Taxes past due?                                                      x
8.      Are any Post Petition Real Estate Taxes past due?                                                                  x
9.      Are any other Post Petition Taxes past due?                                                                        x
10.     Are any amounts owed to Post Petition creditors delinquent?                                                        x
11.     Have any Pre Petition Taxes been paid during the reporting period?                                                 x
12.     Are any wage payments past due?                                                                                    x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE


                                                                                                                YES       NO
                                                                                                                ---       --
1.   Are Worker's Compensation, General Liability and other necessary
     insurance coverages in effect?                                                                              x

2.   Are all premium payments paid current?                                                                      x

3.   Please itemize policies below.

     If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

                                                                                      FREQUENCY
                                                                                       AMOUNT &
       TYPE OF POLICY               CARRIER           PERIOD COVERED                   PAYMENT
       --------------               -------           --------------           -------------------------

     General Liability          Liberty Mutual         9/1/00-9/1/01             Annual         $313,520
     Umbrella                   National Union         6/1/00-9/1/01             Annual         $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                   FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40783-BJH-11                                 ACCRUAL BASIS

                                                             MONTH:  MARCH-01
                                                                   ------------


     ACCRUAL BASIS            LINE
     FORM NUMBER             NUMBER                     FOOTNOTE/EXPLANATION
     -----------             ------                     --------------------

             1                  1         Pursuant to the February 12, 2001 Order (1) Authorizing
             3                  1         Continued Use of Existing Forms and Records; (2)
                                          Authorizing Maintenance of Existing Corporate Bank
                                          Accounts and Cash Management System; and (3) Extending
                                          Time to Comply with 11 U.S.C. Section 345 Investment
                                          Guidelines, funds in the Bank of America and Key Bank
                                          deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                                          administered by, and held in the name of Kevco Management
                                          Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly,
                                          all cash receipts and disbursements are reported in Kevco
                                          Management's Monthly Operating Report. Debtor does
                                          maintain a small petty cash account.

             1                 8B         The Federal Tax asset on Kevco, Inc.'s books and records
             2                 17A        has been expensed (written off). The tax asset, created in accordance with Generally Accepted Accounting Principles,
                                          has no monetary value at this time or in the foreseeable
                                          future.

             1                 8D         Pursuant to an Asset Purchase Agreement approved by the
             1                 24         Court on February 23, 2001 and effective as of the same
             6                  1         date among Kevco, Inc., Kevco Manufacturing, LP, Wingate
                                          Management Co. II, LP and Adorn LLC, certain assets and
                                          liabilities of Design Components, a division of Kevco
                                          Manufacturing, LP (Case No. 401-40784-BJH-11), were
                                          transferred to Adorn, LLC. At the effective date of
                                          purchase, Buyer assumed certain executory contracts,
                                          approximately $1.6 million of Kevco Manufacturing, LP's
                                          unsecured pre-petition liabilities, $3.5 million of
                                          accounts receivable, $5 million of inventory and $2.2
                                          million (book value) of property and equipment. Payment
                                          was made directly to Bank of America, the secured lender,
                                          thereby reducing pre-petition secured debt. The secured
                                          debt owed to Bank of America has been guaranteed by all of
                                          Kevco, Inc.'s co-debtors.

             1                 15A        Intercompany assets were inadvertently doubled on Debtor's
             1                 32         Schedules. The adjustment to equity corrects the error.

             1                15B,C       Intercompany receivables/payables are from/to co-debtors
             1                 22A        Kevco Management Co. (Case No. 401-40788-BJH-11), Kevco
             1                 27A        Distribution, LP (Case No. 401-40789-BJH-11), Kevco
             2                 16A        Holding, Inc. (Case No. 401-40785-BJH-11), DCM Delaware,
             7                  3         Inc.(Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                                          401-40786-BJH-11), Kevco Components, Inc. (Case No.
                                          401-40790-BJH-11), and Kevco Manufacturing, LP. (Case No.
                                          401-40784-BJH-11).

             1                 21         Post-petition secured debt is the interest accrual for the
                                          Bank of America debt guaranteed by all of Kevco, Inc.'s
                                          co-debtors (see footnote MOR 1, 15B,C). Although the
                                          interest accrual is included only in Kevco, Inc.'s books
                                          and records.